================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 24, 2006

                              CROSSTEX ENERGY, L.P.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       000-50067               16-1616605
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)

             2501 CEDAR SPRINGS, SUITE 100
                       DALLAS, TEXAS                                 75201
-------------------------------------------------------            ----------
        (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01.    REGULATION FD DISCLOSURE.

     On January 24, 2006, Crosstex Energy, L.P. (the "Registrant") issued a press release (the "Press Release") announcing that on February 15, 2006 it will pay a quarterly distribution of $0.51 per unit to its common and subordinated unitholders of record on February 2, 2006. A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     (d)      Exhibits.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.

       EXHIBIT
       NUMBER           DESCRIPTION
       -------          --------------------------------------------------------
       99.1       --    Press release dated January 24, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CROSSTEX ENERGY, L.P.

                                                By: Crosstex Energy GP, L.P.,
                                                      its General Partner

                                                By: Crosstex Energy GP, LLC,
                                                      its General Partner

Date:  January 24, 2006                         By: /s/ William W. Davis
                                                    ----------------------------
                                                    William W. Davis
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS

       EXHIBIT
       NUMBER           DESCRIPTION
       -------          --------------------------------------------------------
       99.1       --    Press release dated January 24, 2006.